UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported): August 11, 2009

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100 West Palm Beach, FL 33409

(Address of principal executive offices including Zip Code)

(561) 682-8000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

       Ocwen Loan Servicing, LLC (“OLS”), a wholly-owned subsidiary of Ocwen Financial Corporation (the “Company”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) entered into an Interim Servicing Master Agreement (“Agreement”), effective as of August 10, 2009, under which OLS will provide mortgage loan servicing services with respect to approximately 24,000 non-performing Single Family mortgage loans owned by Freddie Mac with an aggregate unpaid principal balance of approximately $4.4 billion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Dated:	August 11, 2009	By:	/s/ DAVID J. GUNTER

			Name:	David J. Gunter
			Title:	Executive Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)